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                                  NO. 98-04500

THE STATE OF TEXAS,                     )            IN THE DISTRICT COURT OF
                 Plaintiff              )
                                        )
VS.                                     )            TRAVIS COUNTY, T E X A S
                                        )
PROFESSIONAL BENEFITS                   )
INSURANCE COMPANY,                      )
                 Defendant              )            201ST JUDICIAL DISTRICT


                              TEMPORARY INJUNCTION
                     AND ORDER APPOINTING TEMPORARY RECEIVER

         On this day came to be heard the Application for a Temporary Injunction and Appointment of a Temporary Receiver filed by the State of Texas. The State of Texas appeared by and through its Attorney General, Dan Morales. The Application requests that a Temporary Injunction be issued against PROFESSIONAL BENEFITS INSURANCE COMPANY (hereinafter referred to as "DEFENDANT"), and against its affiliates and those acting in concert with it or in its behalf, and that the Commissioner of Insurance of the Texas Department of Insurance, (hereinafter referred to as "Commissioner of Insurance") be appointed as Temporary Receiver.

                                       I.

                                    FINDINGS

1) The Court finds that it has jurisdiction over the parties and over the subject matter herein, and the Court, after considering the State of Texas' verified Petition, is of the opinion and finds that the law and the facts are what the State of Texas has alleged in its duly verified Petition and that the State of Texas is entitled to a Temporary Injunction and Order Appointing Temporary Receiver as granted herein.

2) The Court finds that the State of Texas, through its Attorney General, Dan Morales, under the authority granted to him by the Constitution and laws of this State and at the request of the Commissioner of Insurance, has a probable right and probably will prevail upon final hearing of this action and that without the issuance of this temporary


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         injunctive relief, the State of Texas will probably suffer irreparable injury as set forth herein. There is no adequate remedy at law.
3) The Court finds that DEFENDANT is insolvent and in a hazardous financial condition and is not in compliance with TEX. INS. CODE ANN. articles 1.10 Section 5, and 3.02 (Vernon Supp. 1997). The Court further finds that the continued operation of DEFENDANT will be hazardous to its policyholders and creditors, and that unless temporarily enjoined, it will continue to operate in violation of the laws of this State and that it will continue to create debts and obligations and to deplete the assets of DEFENDANT, all contrary to the best interests of its policyholders, creditors and the general public and that by reason of these premises, immediate and irreparable injury, loss and damage will result to the policyholders and creditors.

4) The Court further finds that unless DEFENDANT is temporarily enjoined and a Temporary Receiver is appointed for DEFENDANT, the assets of DEFENDANT may be subjected to claims or illegal preferences, to the immediate and irreparable injury of its policyholders and creditors; and that it is necessary that a Temporary Receiver be appointed so that the legal obligations of DEFENDANT may be supervised during the pendency of these proceedings to prevent the waste of DEFENDANT's assets and to preserve the status quo.

5) Because of the foregoing, the Court finds that there exists an imperative and immediate necessity to enjoin DEFENDANT from directly or indirectly conducting any business of DEFENDANT as set forth herein; to enjoin any persons or other entities from commencing or prosecuting any actions against DEFENDANT or its assets as set forth herein; and to appoint the Commissioner of Insurance as Temporary Receiver of the affairs of DEFENDANT, in order to manage, maintain, and preserve the affairs of DEFENDANT during the pendency of these proceedings and to wind up and liquidate


TEMPORARY INJUNCTION AND ORDER
APPOINTING TEMPORARY RECEIVER
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         the property and business of DEFENDANT, if the State of Texas prevails on its verified claim.

6) The Court further finds that the Temporary Receiver is vested by operation of law with title to all property and assets of DEFENDANT, including, but not limited to, its license to sell insurance in the State of Texas. Furthermore, the Court finds that the Temporary Receiver succeeds to all rights of DEFENDANT including, but not limited to, the rights of DEFENDANT as customer of any financial institution.

                                       II.

                              TEMPORARY INJUNCTION

         It is ORDERED that the Clerk of this Court shall issue a Temporary Injunction against the persons and entities named below, with the following force and effect:

                  TO: PROFESSIONAL BENEFITS INSURANCE COMPANY,
                  ITS DIRECTORS AND FORMER DIRECTORS (INCLUDING, BUT NOT LIMITED TO, JAMES O. HENRY, JR., D.D.S., ROBERT W. LITTLE, D.D.S., WILLIAM L. GLENN, JR., D.D.S., AND HOBERT P. LUNDBLADE, D.D.S.); ITS OFFICERS AND FORMER OFFICERS, (INCLUDING, BUT NOT LIMITED TO, JERRY CAMPBELL, VICE PRESIDENT, ROBERT W. LITTLE, TREASURER, WILLIAM L. GLENN, JR., SECRETARY, JERRY RAY, JAMES O. HENRY, JR., BARHAM RHODES AND TAMMY SKAINS); ITS OFFICERS AND FORMER OFFICERS (INCLUDING, BUT NOT LIMITED TO, ATTORNEYS; ACCOUNTANTS; MANAGERS; SUBSIDIARIES; MANAGING GENERAL AGENTS; REPRESENTATIVES; LOCAL RECORDING AGENTS; EMPLOYEES OR SERVANTS; STOCKHOLDERS; THIRD
                  PARTY ADMINISTRATORS; ADJUSTERS; MEMBERS;
                  TRUSTEES; POLICYHOLDERS; ASSOCIATES; AND THOSE ACTING IN CONCERT WITH THEM):

         EACH OF YOU are hereby RESTRAINED and ENJOINED from:

1.(a) Doing, operating, and conducting any business of DEFENDANT under any charter, permit, license, power or privilege, belonging to, or heretofore issued by, or to


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         DEFENDANT, or exercising any direction, control or influence over the business of DEFENDANT;

1.(b) Wasting, disposing of, using, transferring, selling, assigning, canceling, hypothecating, withdrawing, or allowing to be withdrawn or concealing, in any manner, or in any way, any property of DEFENDANT, also including, but not limited to, that property which has been acquired, purchased or paid for by DEFENDANT, whether such property is real, personal, or mixed, of any kind, or nature, wherever located, all of which property is placed in custodia legis by virtue of the appointment of the Temporary Receiver. Such property shall also include any claims or causes of action belonging to, owned by, in the possession of, or claimed by DEFENDANT which DEFENDANT might have against any person, firm, association, or corporation, all of which property is placed in custodia legis, and title to such property is vested in the Receiver;

1.(c) Disposing of any account, debt, deposit, share account, trust account, or any other property you may own, owe to, or hold for the benefit of DEFENDANT, or any account held individually, jointly, or severally for DEFENDANT, whether such account, debt, deposit, share account, trust account, or any other asset is owned, or held for DEFENDANT in the name of, or for the benefit of DEFENDANT, or under any other name(s), all of which property is placed in custodia legis, and title to such property is vested in the Receiver;

1.(d) Removing from the jurisdiction of this Court, or from the place of business of DEFENDANT, any office equipment, furniture or fixtures, books, records, or any other property of any kind or nature whatsoever, real and personal, belonging to, claimed, or owned by DEFENDANT, all of which property is placed in custodia legis, and title to such property is vested in the Receiver;

1.(e) Doing anything, directly or indirectly, to prevent the Temporary Receiver or his designees from gaining access to, acquiring, examining or investigating any books,


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         documents, records or other materials concerning DEFENDANT or its affairs and property under whatever name(s) they may be found. Such documentary material shall include, but not be limited to, records and property held by banks, savings and loan associations, trust companies, credit unions or any other entities or depository institutions; and

1.(f) Interfering in any way, with these proceedings or the lawful acts of the Temporary Receiver or his designees, and from making any claim, or from commencing, or prosecuting any action or appeal or arbitration, including administrative proceedings or obtaining any preference, judgment, attachment, garnishment, or other lien, or from the making of any levy or foreclosure against DEFENDANT, or against its property, or any part thereof, or against the Temporary Receiver thereof, except by doing so in the receivership proceedings herein, and from asserting any claims against DEFENDANT or against the Temporary Receiver thereof, except in this receivership proceeding as permitted by TEX. INS. CODE ANN. art. 21.28.

         EACH OF YOU are further specifically ORDERED to make available and disclose to the Temporary Receiver or his designees the nature, amount, and location of any and all of the property of DEFENDANT, including, but not limited to, any of the property listed in Subparagraphs 1.(b) through l.(e) above, and to immediately surrender all such property to the Temporary Receiver or his designees.

2.       Injunctions Against Financial Institutions

                  TO: ANY AND ALL BANKS (INCLUDING, BUT NOT
                  LIMITED TO, COMPASS BANK, HOUSTON, TEXAS,
                  ACCOUNT NUMBERS 713-5149-1, 713-5150-5, 713-5152-1,
                  TEXAS COMMERCE BANK-CHASE, HOUSTON, TEXAS,
                  ACCOUNT NUMBERS 017-00037275, 017-00037549, 017-
                  0003753l, INTERSTATE/JOHNSON LANE, ATLANTA,
                  GEORGIA, MONEY MARKET ACCOUNT NUMBER 520-


TEMPORARY INJUNCTION AND ORDER
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                  00371-77F; SAVINGS AND LOAN ASSOCIATIONS; TRUST
                  COMPANIES; CREDIT UNIONS; WELFARE TRUSTS; OR
                  ANY OTHER FINANCIAL OR DEPOSITORY INSTITUTIONS:

         EACH OF YOU are hereby RESTRAINED and ENJOINED from:

2.(a) Disposing of, using, releasing, transferring, selling, withdrawing, allowing to be withdrawn, assigning, canceling, hypothecating, or concealing, in any manner, or in any way, any property of DEFENDANT, including, but not limited to, any books, records, equipment, money, accounts receivable, stocks, bonds, assets, policies of insurance, notes, and funds of DEFENDANT, whether such property is real, personal, or mixed, of any kind, or nature, wherever located, all of which property is placed in custodia legis, and title to such property is vested in the Receiver;

2.(b) Disposing of any account, debt, deposit, share account, trust account, or any other property you may own, owe to, or hold for the benefit of DEFENDANT, or any account held individually, jointly, or severally for DEFENDANT, whether such account, debt, deposit, share account, trust account, or any other asset is owned, or held for DEFENDANT, in the name of, or for the benefit of DEFENDANT, or under any other name(s), all of which property is placed in custodia legis, and title to such property is vested in the Receiver;

2.(c) Doing anything, directly or indirectly, to prevent the Temporary Receiver or his designees from gaining access to, acquiring, examining or investigating any books, documents, records or other material concerning DEFENDANT, or its affairs and property under whatever name(s) they may be found. Such documentary material shall include, but is not limited to, records and property held by banks, savings and loan associations, trust companies, credit unions or any other entity or depository institution,


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         as well as any bank accounts, or any other assets into which have been transferred, deposited, and/or placed funds, or other assets belonging to or payable to DEFENDANT, or to which DEFENDANT may have claim or title regardless of under whose name(s) such accounts, debts, deposits, share accounts, safe deposit boxes, trust accounts, or other assets are held, all of which property is placed in custodia legis, and title to such property is vested in the Receiver;

2.(d) Transacting any business of the DEFENDANT in any manner whatsoever except pursuant to the specific instructions of the Temporary Receiver or his designees; and

2.(e) Interfering, in any way, with these proceedings or the lawful acts of the Temporary Receiver or his designees and from making any claims or commencing or prosecuting any action or appeal or arbitration, including administrative proceedings or obtaining any preference, judgment, attachment, garnishment, or other lien, or from the making of any levy or foreclosure against DEFENDANT, its property, or any part thereof, or against the Temporary Receiver, whether against or through DEFENDANT's policyholders, except in this receivership proceeding as permitted by TEX. INS. CODE ANN. art. 21.28.

EACH OF YOU are further specifically DIRECTED to make available and disclose to the Temporary Receiver or his designees the nature, amount, and location of any and all of the property of DEFENDANT, all information relating to the property and the account(s) of DEFENDANT including, but not limited to, any of the property listed in Subparagraphs 2.(a) through 2.(c) above, and to immediately surrender all such property of DEFENDANT to the Temporary Receiver or his designees. The Court further specifically finds and orders that the Temporary Receiver is vested by operation of law with title to all property and assets held by and


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succeeds to the rights of DEFENDANT as the customer of any financial or depository institution.

         FURTHER, EACH INSURANCE AGENT OR AGENCY IS SPECIFICALLY
ORDERED to remit earned premium, and to account and report to the Receiver by June 30, 1998 on an item basis as to the disposition of unearned premium and unearned commissions as required pursuant to TEX. INS. CODE ANN. art. 21.11-2.

3.       Injunction Against all Other Parties

                  TO: ANY AND ALL OTHER PERSONS, ASSOCIATIONS,
                  CORPORATIONS, OR ANY OTHER LEGAL ENTITIES
                  INCLUDING, BUT NOT LIMITED TO, THE UNITED STATES POSTMASTER, POLICYHOLDERS, CLAIMANTS, AND
                  ATTORNEYS ASSERTING CLAIMS AGAINST
                  PROFESSIONAL BENEFITS INSURANCE COMPANY OR
                  ITS INSUREDS:

         EACH OF YOU are hereby RESTRAINED and ENJOINED from:

3.(a) Disposing of, using, releasing, transferring, selling, withdrawing, allowing to be withdrawn, assigning, canceling, hypothecating, or concealing, in any manner, or in any way, any property of DEFENDANT, including, but not limited to, any books, records, equipment, money, accounts receivable, stocks, bonds, assets, policies of insurance, notes, and funds of DEFENDANT, whether such property is real, personal, or mixed, of any kind, or nature, wherever located, all of which property is placed in custodia legis, and title to such property is vested in the Receiver;

3.(b) Disposing of any account, debt, deposit, share account, trust account, or any other property you may own, owe to, or hold for the benefit of DEFENDANT, or any account held individually, jointly, or severally for DEFENDANT, whether such account, debt, deposit, share account, trust account, or any other asset is owned, or held for


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         DEFENDANT in the name of, or for the benefit of DEFENDANT, or under any other name(s), all of which property is placed in custodia legis, and title to such property is vested in the Receiver;

3.(c) Doing anything, directly or indirectly, to prevent the Temporary Receiver or his designees from gaining access to, acquiring, examining or investigating any books, documents, records or other material concerning DEFENDANT or its affairs and property under whatever name(s) they may be found. Such documentary material shall include, but is not limited to, records and property held by banks, savings and loan associations, trust companies, credit unions or any other entities or depository institutions, attorneys or any other entities, as well as any bank accounts, or any other assets into which have been transferred, deposited, and/or placed funds, or other assets belonging to or payable to DEFENDANT, or to which DEFENDANT may have claim or title regardless of under whose name(s) such accounts, debts, deposits, share accounts, safe deposit boxes, trust accounts, or other assets are held, all of which property is placed in custodia legis, and title to such property is vested in the Receiver;

3.(d) Transacting any business of the DEFENDANT in any manner whatsoever except pursuant to the specific instructions of the Temporary Receiver or his designees; and

3.(e) Interfering, in any way, with these proceedings or the lawful acts of the Temporary Receiver or his designees and from making any claims or commencing or prosecuting any action or appeal or arbitration, including administrative proceedings or obtaining any preference, judgment, attachment, garnishment, or other lien, or from the making of any levy or foreclosure against DEFENDANT, its property, or any part thereof, or against the Temporary Receiver, whether against or through DEFENDANT's policyholders, except in this receivership proceeding as permitted by TEX. INS. CODE ANN. art. 21.28.

         EACH OF YOU are further specifically DIRECTED to make available and disclose to the Temporary Receiver or his designees the nature, amount, and location of any and all of the


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property of DEFENDANT, including, but not limited to, any of the property listed in Subparagraphs 3.(a) through 3.(c) above, and to immediately surrender all such property of DEFENDANT to the Temporary Receiver or his designees.

                                      III.

                        APPOINTMENT OF TEMPORARY RECEIVER

         IT IS FURTHER ORDERED, ADJUDGED, and DECREED that the Commissioner of Insurance, P.O. Box 149104, Austin, Texas 78714-9104, is hereby appointed Temporary Receiver of PROFESSIONAL BENEFITS INSURANCE COMPANY and granted the following duties and powers:

1) The Temporary Receiver is authorized and directed to secure and to take control and possession of all property, books, records, assets and other items in the possession of or belonging to DEFENDANT as previously described herein, of whatever nature and wherever located, including, but not limited to, any statutory or special deposits made by or for DEFENDANT with any officer or agency of any state or the federal government, banks, savings and loan associations, and other depositories, any and all bank deposits, collateral or the contents of any safe deposit boxes in the name of or belonging to DEFENDANT;

2) The Temporary Receiver is hereby granted and given all equitable powers and authority under any and all statutes and under the common law of this State authorizing the appointment of a Receiver, and particularly all of the powers and authority granted in TEX. INS. CODE ANN. art.
         21.28 (Vernon Supp. 1997) and TEX. CIV. PRAC. & REM. CODE art. 64.001 et seq., and as representative of DEFENDANT, its policyholders, claimants and creditors, to preserve, protect, and recover any assets or property of DEFENDANT, including claims or causes of action belonging to or that may be asserted by DEFENDANT;


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3)       The Temporary Receiver is further authorized and directed to file, prosecute and defend or settle any suit or suits heretofore filed or which may hereafter be filed by or against DEFENDANT deemed by the Temporary Receiver to be necessary to protect any of the interests of DEFENDANT or any property affected thereby, and to take any action deemed by the Temporary Receiver to be necessary to enforce the terms of this order, and to preserve all property and assets of DEFENDANT;

4) As provided by TEX. INS. CODE ANN. art. 21.28, the Temporary Receiver is empowered to conduct the business of DEFENDANT, to administer the business and operations of DEFENDANT and to employ and pay or compensate any legal counsel, any accountants, clerks, and/or assistants, as he deems necessary, and to authorize the payment of the administrative expenses of the receivership estate to be paid out of the funds or assets of DEFENDANT in the possession of the Temporary Receiver or coming into his possession. The Temporary Receiver is additionally empowered to open any and all mail addressed to DEFENDANT, intended for DEFENDANT, or arriving at the address of DEFENDANT;

5) IT IS FURTHER ORDERED that the Temporary Receiver appointed herein, shall be authorized to supervise, suspend, exclude or terminate any or all of the employees, officers and/or directors of DEFENDANT, or any one of them, and to employ such necessary employees, and to pay their salaries and related reasonable and necessary fees out of the funds or assets of DEFENDANT in the possession of the Temporary Receiver, or coming into his possession, as he deems necessary in the enforcement of his duties; and

6) IT IS FURTHER ORDERED that the Temporary Receiver appointed herein, shall be authorized to remove from the premises of DEFENDANT all books and/or records which relate to or are connected with the business of DEFENDANT and which belong to or are in the possession of DEFENDANT, and to secure the premises of DEFENDANT as he


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         deems necessary to preserve and protect the assets, books and/or records of DEFENDANT.

                  The Court finds that the Commissioner of Insurance, as Temporary Receiver, has designated Neal W. Rockhold, Deputy Commissioner, and his staff to perform the duties of the Receiver. Neal W. Rockhold and his staff have all the powers of the Receiver under this Temporary Injunction and Order Appointing Temporary Receiver.

         The Court does not require the Commissioner of Insurance to file a bond as permitted by the TEX. INS. CODE ANN. art. 21.28, Sections 2(d). The Commissioner of Insurance having taken an oath that he will faithfully perform the duties of Temporary Receiver in this cause and upon the taking of such oath and the filing of it, the Temporary Receiver was fully qualified and empowered to take charge of all of the assets and other properties of DEFENDANT in the manner herein provided and to function as Temporary Receiver herein.

         IT IS FURTHER ORDERED that this Order directing the Temporary Receiver to take possession of the affairs and assets of DEFENDANT shall continue in full force and effect until further Order of this Court.

         IT IS FURTHER ORDERED that the Temporary Receiver has the authority to enter into any contracts which he deems necessary to perform the duties of Temporary Receiver, and that any Special Deputy Receiver appointed under TEX. INS. CODE ANN. art. 21.28 shall be vested with all of the Temporary Receiver's rights and powers, subject to any limitations imposed by the Temporary Receiver.

                                       IV.

                                  OTHER ORDERS

         IT IS FURTHER ORDERED that anyone over the age of 18 who is not a party to nor interested in the outcome of this suit may serve all citations and notices in this cause.

         IT IS FURTHER ORDERED that the Attorney General have a claim against DEFENDANT for all costs incurred in this proceeding, pursuant to TEX. INS. CODE ANN. art.


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21.28, Section 8(a) including reasonable attorneys' fees, investigative costs and court costs, pursuant to TEX. CIV. PRAC. & REM. CODE ANN. Sections 64.051 and 66.003, and TEX. GOV'T CODE Section 402.006, subject to the provisions of TEX. INS. CODE ANN. art. 21.28.

         No bond being required by the State of Texas, this Temporary Injunction shall issue and become effective immediately; and the Commissioner of Insurance, as Temporary Receiver, shall carry out his duties in accordance with the terms of this Order.

         IT IS FURTHER ORDERED that this Temporary Injunction here and now granted shall continue in effect by Order of this Court until the hearing on the Permanent Injunction. The Permanent Injunction is hereby set for hearing before the Special Master on June 22, 1998, at 9:30 o'clock a.m. in Hearing Room 102, 1st Floor, Texas Department of Insurance, 333 Guadalupe, Austin, Texas.

         Any written objection shall specifically list all reasons for objection with supporting references to and discussion of statutory and case authorities. Reasons not stated in writing will not be considered orally at the hearing. Failure to file a written objection before the Special Master constitutes a waiver of the right to object to the Special Master's Order of Recommendation.

         All of the foregoing is subject to further orders of this Court.

         SIGNED, at Austin, Travis County, Texas on this the 13 day of May 1998, 1998, at 2:05 o'clock p.m.


                                           -----------------------------------
                                           DISTRICT JUDGE PRESIDING


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